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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:     441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000


Servicer Certificate (Page 1 of 3)

Distribution Date:                                            01/21/97

Investor Certificateholder Floating Allocation Percentage                         97.53%
Investor Certificateholder Fixed Allocation Percentage                            97.90%

Aggregate Amount of  Collections                                          18,792,290.96
     Aggregate Amount of  Interest Collections                             5,497,701.35
     Aggregate Amount of  Principal Collections                           13,294,589.61

Int. Collections Alloc. to Investor                                        5,361,968.60
Class A Principal Collections                                             11,783,672.20
Seller Interest Collections                                                  135,732.75
Seller Principal Collections                                               1,510,917.41

Weighted Average Loan Rate                                                        13.90%
Net Loan Rate                                                                     12.90%

Class A-1 Certificate Rate                                                       5.8945%
Maximum Investor Certificate Rate                                               12.9500%
Class A-1 Certificate Interest Distributed                                 2,662,455.17
Class A-1 Investor Certificate Interest Shortfall before Draw                      0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                           0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                          0.00
Unpaid Class A-1 Carryover Interest Amount                                         0.00









Maximum Principal Dist. Amount (MPDA)                                     13,015,403.23
Alternative Principal Dist. Amount (APDA)                                 11,783,672.20
Rapid Amortization Period? (Y=1, N=0)                                              0.00
Scheduled Principal  Distribution Amount (SPDA)                           11,783,672.20

Principal  allocable to Class A-1                                         11,783,672.20

SPDA deposited to Funding Account                                                  0.00

Accelerated Principal Distribution Amount                                          0.00

APDA allocable to Class A-1                                                        0.00


Reimbursement to Credit Enhancer                                                   0.00

Spread Trigger hit?                                                 No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount                         695,351.43


Cumulative Investor Liquidation Loss Amount                                  695,351.43

Total Principal allocable to A-1                                          12,479,023.63


Beginning Class A-1 Certificate Principal Balance                        508,142,645.74

Ending Class A-1 Certificate Principal Balance                           495,663,622.11




Pool Factor (PF)                                                              0.7773165

Servicer Certificate (Page 2 of  3)

Distribution Date:                                                             01/21/97

Retransfer Deposit Amount                                                          0.00
Servicing Fees Distributed                                                   426,163.35
Beg. Accrued and Unpaid Inv. Servicing Fees                                        0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                                      0.00
End. Accrued and Unpaid Inv. Servicing Fees                                        0.00

Aggregate Investor Liquidation Loss Amount                                   695,351.43
Investor Loss Reduction Amount                                                     0.00

Beginning Pool Balance                                                   524,341,295.72
Ending Pool Balance                                                      511,843,949.28
Beginning Invested Amount                                                511,396,014.74
Ending Invested Amount                                                   498,916,991.11
Beginning Seller Principal Balance                                        12,945,280.98
Ending Seller Principal Balance                                           12,926,958.17
Additional Balances                                                        1,510,917.41

Beginning Funding Account Balance                                                  0.00
Ending Funding Account Balance                                                     0.00
Ending Funding Account Balance % (before any purchase of Subsequent                0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans               0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period                  0.00
Principal Collections to purchase Additional Balances and/or paid to               0.00

Beginning  Pre-Funding Account Balance                                             0.00
Ending Pre-Funding Account Balance                                                 0.00
Pre-Funding Earnings                                                               0.00

Beginning Capitalized Interest Account                                             0.00
Capital Interest Requirement (Transferred to Collection Account)                   0.00
Ending Capitalized Interest Account                                                0.00

Beginning Spread Account Balance                                           6,506,737.00
Ending Spread Account Balance                                              6,506,737.00

Beginning Seller Interest                                                        2.4689%
Ending Seller's Interest                                                         2.5256%

Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                                155
     Trust Balance                                                         5,010,934.07
   90+ days (Del Stat 3+)
     No. of Accounts                                                                336
     Trust Balance                                                        12,454,009.73
   270+ days (Del Stat 9+)
     No. of Accounts                                                                 93
     Trust Balance                                                         3,785,314.26
   REO
     No. of Accounts                                                                 11
     Trust Balance                                                           507,080.04

Rapid Amortization Event ?                                          No
   Failure to make payment within 5 Business Days of Required Date ?No Failure to perform covenant relating to Trust's Security InterestNo Failure to perform other covenants as described in the Agreement No
   Breach of Representation or Warranty ?                           No
   Bankruptcy, Insolvency or Receivership relating to Seller ?      No
   Subject to Investment Company Act of 1940 Regulation ?           No
   Servicing Termination ?                                          No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the CutNo

Servicer Certificate (Page 3 of  3)

Distribution Date:                                                             01/21/97

Event of Default ?                                                  No
   Failure by Servicer to make payment within 5 Bus. Days of RequireNo Failure by Servicer to perform covenant relating to Trust's SecurNo Failure by Servicer to perform other covenants as described in thNo Bankruptcy, Insolvency or Receivership relating to Master ServiceNo
   Trigger Event ?                                                  No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)  N/A
Premium Distributed to Credit Enhancer                                             0.00
Amount Distributed to Seller                                               1,646,650.16
Master Servicer Credit Facility Amount                                             0.00
Guaranteed Principal Distribution Amount                                           0.00
Credit Enhancement Draw Amount                                                     0.00
Spread Account Draw Amount                                                         0.00
Capitalized Interest Account Draw                                                  0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                                0.00
Amount paid to Trustee                                                             0.00
Cumulative Draw under Policy                                                       0.00
Net Yield                                                                          5.76%


Total  Available Funds
     Aggregate Amount of Collections                                      18,792,290.96
     Deposit for principal not used to purchase subsequent loans                   0.00
     Interest Earnings on the Pre-Funding Account                                  0.00
     Deposit from Capitalized Interest Account                                     0.00
     Total                                                                18,792,290.96


Application of Available Funds
     Servicing Fee                                                           426,163.35
     Prinicpal and Interest to Class A-1                                  15,141,478.80

     Seller's portion of Principal and Interest                            1,646,650.16
     Funds deposited into Funding Account (Net)                                    0.00
     Funds deposited into Spread  Account                                          0.00
     Excess funds released to Seller                                       1,577,998.65
     Total                                                                18,792,290.96


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                                             01/21/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage                        97.5311%
Class A Certificateholder Fixed Allocation Percentage                           97.9000%

Beginning Class A-1 Certificate Balance                                  508,142,645.74


Class A-1 Certificate Rate                                                     5.894530%

Class A-1 Certificate Interest Distributed                                     4.175352

Class A-1 Certificate Interest Shortfall Distributed                           0.000000

Remaining Unpaid Class A-1 Certificate Interest Shortfall                      0.000000


Rapid Amortization Event ?                                          No
Class A-1 Certificate Principal Distributed                                   19.570027

   Maximum Principal Distribution Amount                                      20.411196
   Scheduled Principal  Distribution Amount (SPDA)                            18.479554
   Accelerated Principal Distribution Amount                                   0.000000
   Aggregate Investor Liquidation Loss Amount Distributed                      1.090474

Total Amount Distributed to Certificateholders                                22.654906

Principal Collections deposited into Funding Account                               0.00
Ending Funding Account Balance                                                     0.00

Ending Class A-1 Certificate Balance                                     495,663,622.11


Class A-1 Factor                                                              0.7773165

Pool Factor (PF)                                                              0.7773165

Unreimbursed Liquidation Loss Amount                                              $0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount                          $0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount                 $0.00

Class A Servicing Fee                                                        426,163.35

Beginning Invested Amount                                                511,396,014.74
Ending Invested Amount                                                   498,916,991.11
Beginning Pool Balance                                                   524,341,295.72
Ending Pool Balance                                                      511,843,949.28

Spread Account Draw Amount                                                         0.00
Credit Enhancement Draw Amount                                                     0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                                             01/21/97

DELINQUENCY & REO STATUS

   60 - 89 days (Del Stat 2)
     No. of Accounts                                                                155
     Trust Balance                                                         5,010,934.07

   90+ days (Del Stat 3+)
     No. of Accounts                                                                336
     Trust Balance                                                        12,454,009.73

   REO
     No. of Accounts                                                                 11
     Trust Balance                                                           507,080.04

Aggregate Liquidation Loss Amount for Liquidated Loans                       616,168.54

Class A-1 Certificate Rate for Next Distribution Date               To be updated


Amount of any Draws on the Policy                                                  0.00

Subsequent Mortgage Loans
     No. of Accounts                                                               0.00
     Trust Balance                                                                 0.00

Pre-Funded Amount (Ending)                                                         0.00

Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                                                  0
     Trust Balance                                                                 0.00

Capitalized Interest Account (Ending)                                              0.00

Earnings on the Pre-Funding Account                                                0.00

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